                                                                  EXHIBIT 10.102


SUBSCRIPTION
AGREEMENT

Dated 07 July 1998                        WE HEREBY CERTIFY THIS
                                          TO BE A TRUE COPY
between                                   Simmons X Simmons

                                          SIMMONS & SIMMONS
IMPAC Europe PLC                          21 WILSON STREET
as the Company                            LONDON EC2M 2TX

and

IMPAC Group, Inc.
as a Subscriber

and

Levelprompt Limited

and

BT Wolfensohn
as financial adviser to Bidco PLC

relating to

the subscription for shares in IMPAC Europe PLC


SIMMONS & SIMMONS

                                    CONTENTS

1.    Interpretation ...............................................  2

2.    Completion of the Bidco Holdings Subscription ................  4

3.    Completion of the Bidco Subscription .........................  4

4.    Loan Arrangements ............................................  5

5.    Market Purchases by Bidco ....................................  5

6.    Heritage Equity Commitment ...................................  6

7.    Cash Confirmation ............................................  7

8.    Lapse ........................................................  7

9.    Counterparts .................................................  7

10.   Governing Law ................................................  7

THIS AGREEMENT is dated 7 July 1998 and made


BETWEEN:

(1) IMPAC Europe PLC ("Bidco") a public limited company registered in England and Wales under number 3487779 whose registered office is at 14 Dominion Street, London EC2M 2RJ;

(2) IMPAC Group, Inc ("IMPAC"), a Delaware corporation whose principal office is at 1950 North Ruby Street, Melrose Park, IL 60160, USA;

(3) Levelprompt Limited ("Bidco Holdings") a company registered in England and Wales under number 3577919 whose registered office is at 14 Dominion Street, London EC2M 2RJ; and

(4) BT Wolfensohn ("BT Wolfensohn"), a division of Bankers Trust International plc, whose registered office is at 1 Appold Street, London EC2A 2HE.

WHEREAS:

(A) Bidco, particulars of which are set out in Schedule 1(A), has at the date of this Agreement an authorized share capital of (pound)80,000,000 divided into 80,000,000 Ordinary Shares of (pound)1 each. Bidco has an issued share capital of (pound)50,000 divided into 50,000 Ordinary Shares of (pound)1 each of which 49,500 such shares are held by IMPAC and 500 shares are held by Bidco Holdings.

(B) Bidco Holdings, particulars of which are set out in Schedule 1(B), has at the date of this Agreement an authorized share capital of (pound)1,000 divided into (pound)1,000 Ordinary Shares of (pound)1 each. Bidco Holdings has an issued share capital of (pound)2 divided into 2 shares of (pound)1 each both of which are held by IMPAC.

(C) Bidco intends on the date of this Agreement to instruct BT Wolfensohn to release a press announcement including details of an offer proposed to be made on behalf of Bidco for the entire issued share capital of Wrapper following satisfaction of the Pre-Condition as herein defined.

(D) Subject to the Offer being made and becoming unconditional in all respects and upon the terms of this Agreement:

    (1) IMPAC agrees to subscribe for further ordinary shares in Bidco Holdings;

    (2) IMPAC and Bidco Holdings agree to subscribe for further ordinary shares in Bidco; and

    (3) IMPAC and Bidco Holdings agree to lend certain amounts to Bidco which may be drawn down on demand:

        for the purpose of putting Bidco in funds to satisfy the cash consideration becoming payable by it pursuant to the Offer and to make market purchases of Wrapper shares during the offer period.

IT IS HEREBY AGREED as follows:-

1. Interpretation

1.1  The following provisions shall have effect for the interpretation of this
     Agreement:

    "Bidco Completion"              means completion of the subscription and
                                    allotment pursuant to Clause 3;

     "Bidco Holdings Completion"    means completion of the subscription and
                                    allotment pursuant to Clause 2;

     "Bidco Holdings Loan Schedule" means Schedule 2A which sets out the terms of the loan by IMPAC to Bidco Holdings;

     "Bidco Loan Schedule"          means Schedule 2B which sets out the terms
                                    of the loans by IMPAC and by Bidco Holdings to Bidco;

     "Cash Purchase Shares"         means ordinary shares of Wrapper purchased
                                    or agreed to be purchased by IMPAC and/or
                                    Heritage on or after the date hereof and prior to Bidco Completion;

     "Consideration Posting Date"   means the date upon which the first posting
                                    is required to be made under the City Code on Takeovers and Mergers of the consideration under the Offer to Target shareholders accepting the Offer.

     "Credit Agreement"             means the Amended and Restated
                                    Multicurrency Credit Agreement dated as of March 12 1998 and as amended and restated on 6 July 1999 by and between IMPAC, Bank of
                                    America and others;

     "Equity Commitment Letter"     means the letter dated 07 July 1998 from
                                    Heritage Fund I L.P., and Heritage Fund II
                                    L.P. to IMPAC Group, Inc. and BT
                                    Wolfensohn relating to the equity
                                    commitment of Heritage Fund I L.P. and
                                    Heritage Fund II L.P. in IMPAC Group, Inc.

     "Offer" means the Offer proposed to be made after satisfaction of the Pre-Condition by BT Wolfensohn on behalf of Bidco for the entire issued share capital of Target, substantially on the terms set out in the Press Announcement;

     "Offer Document"               means the document to be posted to
                                    shareholders of Target containing the Offer;

     "Ordinary Shares"              means the ordinary shares of (pound)1 each
                                    in the capital of Bidco or Bidco Holdings, as the case may be, to have the rights and to be subject to the restrictions set out in the respective Articles of Association;

     "Pre-Condition"                means the pre-condition to BT Wolfensohn on
                                    behalf of Bidco making the Offer that IMPAC obtains the consent of the holders of the IMPAC Senior Subordinated Notes to the Offer and to the financing of the Offer;

     "Press Announcement"           means the press announcement in the form of
                                    the draft in the agreed form marked "A"
                                    proposed to be released by BT Wolfensohn on the date of this Agreement setting out the terms and conditions of the Offer and describing the Pre-Condition;

     "Receiving Agent"              means the person to be appointed as Bidco's
                                    receiving agents in connection with the
                                    Offer;

     "Subscribers"                  means IMPAC and Bidco Holdings Limited;

     "Target" or "Wrapper"          means Wrapper (Company Number 948696).

1.2 References to the Offer becoming "unconditional in all respects" shall be construed with reference to the terms and conditions contained in the Offer Document.

1.3 References to Clauses, Sub-Clauses, Recitals, Schedules and the parties are references to clauses, sub-clauses and recitals of, and schedules and the parties to, this Agreement.

1.4 The Recitals and Schedules form part of the operative provisions of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the Recitals and Schedules.

2.   Completion of the Bidco Holdings Subscription

2.1 The Bidco Holdings Completion pursuant to this Agreement shall take place two business days prior to the Consideration Posting Date (immediately prior to the Bidco Completion as contemplated by Clause 3) and at the Bidco Holdings Completion all but not some only of the following shall take place:

     2.1.1 IMPAC shall subscribe in cash for 417,500 Ordinary Shares of Bidco Holdings at par, payment for which shall be made to the Receiving Agent in accordance with Sub-Clause 3.1.4 and in satisfaction of Bidco Holdings' obligation to make payment to Bidco under that clause and such payment shall discharge any obligation of IMPAC to make payment under this clause 2.1.1 for the Ordinary Shares of Bidco Holdings; and

     2.1.2 Bidco Holdings shall allot and issue 417,500 Ordinary Shares of Bidco Holdings to IMPAC and shall enter IMPAC's name in the register of members of Bidco Holdings as the registered holder of such number of Ordinary Shares of Bidco Holdings and shall deliver to IMPAC a share certificate duly executed in respect of such shares.

3.   Completion of the Bidco Subscription

3.1 The Bidco Completion pursuant to this Agreement shall take place two business days prior to the Consideration Posting Date (immediately after the Bidco Holdings Completion) and at the Bidco Completion all but not some only of the following shall take place:-

     3.1.1 IMPAC shall subscribe in cash the sum of (pound)41,332,500 (less any amount required to be deducted therefrom pursuant to sub-clause 3.2) for such number of Ordinary Shares of Bidco at par as shall equal the amount (after any such deduction) subscribed, payment for which subscription shall be made in accordance with Sub-Clause 3.1.4;

     3.1.2 Bidco Holdings shall subscribe in cash for such number of Ordinary Shares of Bidco at par as amounts to a total subscription price of (pound)417,500 payment for which shall be made in accordance with Sub-Clause 3.1.4;

     3.1.3 Bidco shall allot and issue the respective numbers of Ordinary Shares of Bidco to each of the Subscribers and shall enter the name of each of the Subscribers in the register of members of Bidco as the registered holder of the respective numbers of Ordinary Shares of Bidco allotted to each of them and shall issue and deliver to each Subscriber a share certificate duly executed by Bidco for the Ordinary Shares of Bidco subscribed by each of them;

     3.1.4 the Subscribers shall pay to the Receiving Agent the respective subscription monies referred to in Sub-Clauses 3.1.1 and 3.1.2 and the payment of such monies to the Receiving Agent shall discharge any obligations of the Subscribers to make payment under clauses
            3.1.1 and 3.1.2 for the Ordinary Shares of Bidco; and

     3.1.5 IMPAC shall subscribe for such number of Ordinary Shares of Bidco at par as amounts to a total subscription price equal to the aggregate purchase price net of costs and VAT of the Cash Purchase Shares, the consideration for which shall be the transfer by IMPAC to Bidco of the Cash Purchase Shares, such allotment being conditional upon compliance by Bidco with the provisions of Section 103 of the Companies Act 1985 (which Bidco shall be obliged to ensure) in respect of such allotment.

3.2 The amount which IMPAC shall be obliged to subscribe under Sub-Clause 3.1.1 shall be reduced by 218p multiplied by the number of Cash Purchase Shares.

3.3 To the extent that the amounts to be subscribed by IMPAC under this clause 3 exceed the amounts provided to IMPAC pursuant to the Equity Commitment Letter such subscription shall be delayed until IMPAC has received funds pursuant to the Credit Agreement.

4.   Loan Arrangements

4.1 The parties agree that subject to the Offer becoming unconditional in all respects:

     4.1.1 IMPAC shall make a loan available to Bidco Holdings on the terms contained in the Bidco Holdings Loan Schedule;

     4.1.2 IMPAC shall make a loan available to Bidco in the amounts and on the terms contained in the Bidco Loan Schedule;

     4.1.3 Bidco Holdings shall make a loan available to Bidco on the terms contained in the Bidco Loan Schedule; and

     4.1.4 Bidco undertakes to make such drawdowns under the loans specified in Sub-Clause 4.1.2 and 4.1.3 as are necessary to satisfy its obligations under the City Code on Takeovers and Mergers and Sections 428-430F of the Companies Act 1985 ("Squeeze Out") and under the Squeeze Out to pay consideration to shareholders of Wrapper under the Offer.

5.   Market Purchases by Bidco

5.1 If IMPAC and Bidco agree that Bidco should make market purchases of Wrapper Shares during the offer period, then the parties agree that except as otherwise agreed by IMPAC and Bidco:

     (A) the amount to be applied by Bidco in making such market purchases shall be funded by IMPAC and Bidco Holdings in the proportion of 99:1; and

     (B) the amount to be funded by each of IMPAC and Bidco Holdings shall be provided as to 50 per cent of such amount by a loan of monies on the terms of the Bidco Loan Schedule and as to 50 per cent by subscription of Ordinary Shares of Bidco at par in cash;

5.2 To the extent that Bidco Holdings is required to make a subscription or loan under clause 5.1, IMPAC shall make a prior loan of monies (under the terms of the Bidco Holdings Loan Schedule) to and subscription in Bidco Holdings and the obligation of IMPAC under clauses 2.1.1 and 4.1.1 shall be reduced by equivalent and respective amounts.

5.3 To the extent that IMPAC shall make a subscription or loan under clause 5.1 its obligations to make a subscription and loan under clauses 3.1.1 and
     4.1.2 shall be reduced by equivalent and respective amounts.

5.4 To the extent that Bidco Holdings shall make a subscription or loan under clause 5.1 its obligations to make a subscription and loan under clauses
     3.1.2 and 4.1.2 shall be reduced by equivalent and respective amounts.

6.   Heritage Equity Commitment

6.1 If Heritage is obliged to purchase and/or subscribe additional stock in US$ pursuant to the terms of the Equity Commitment Letter, IMPAC shall procure that Bidco shall have sufficient funds in sterling to pay all accepting Target shareholders under the Offer and fund the obligations of Bidco under the Squeeze Out and the parties agree that such $ funds shall be swapped into sterling and that:

     6.1.1 the additional sterling amounts to be provided to Bidco shall be funded by IMPAC and Bidco Holdings in the proportion of 99:1; and

     6.1.2 the amount to be funded by each of IMPAC and Bidco Holdings shall be provided as to 50% of such amount by a loan of monies on the terms of the Bidco Loan Schedule and as to 50% by subscription of Ordinary Shares of Bidco at par in cash.

6.2 For the avoidance of doubt the obligations on Bidco Holdings and IMPAC to make the subscriptions or loans referred to under Clause 6.1 shall not reduce any obligation or liability on IMPAC or Bidco Holdings under Clauses 2, 3 or 4 of this agreement to loan monies or make subscriptions referred to in such Clauses. The obligation is on IMPAC to make or procure such subscriptions or loans.

7.   Cash Confirmation

Each of IMPAC and Bidco Holdings acknowledges that BT Wolfensohn will place reliance on its undertakings in Clauses 2, 3, 4, 5 and 6 of this Agreement for the purposes of the cash confirmation to be given by it under Rule 24.7 of the City Code on Takeovers and Mergers.

8.   Lapse

This Agreement will lapse and determine at the time that the "Aggregate Commitment" as defined in the Credit Agreement is reduced to zero in accordance with Section 2.07(a) thereof.

9.   Counterparts

This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each such counterpart were upon the same instrument.

10.  Governing Law

This Agreement shall be governed by and construed in accordance with English law and the parties hereby submit to the non-exclusive jurisdiction of the High Court in London for the purpose of hearing and determining any dispute arising out of this Agreement and for the purpose of enforcement of any judgment against their respective assets.

ACCORDINGLY each of the parties has executed this Agreement on the date set out at the top of page 1.

SIGNED by Richard Block                )  /s/ Richard Block
for and on behalf of                   )
IMPAC GROUP, INC.                      )

SIGNED by Mark E. Sullivan             )  /s/ Mark E. Sullivan
for and on behalf of                   )
IMPAC EUROPE PLC                       )

SIGNED by Mark E. Sullivan             )  /s/ Mark E. Sullivan
for and on behalf of                   )
LEVELPROMPT LIMITED                    )

SIGNED by A. B. GRABOWSKI              )  /s/ A. B. GRABOWSKI
for and on behalf of                   )
BT WOLFENSOHN                          )

                                 SCHEDULE:1(A)

    Particulars of Bidco

Name:                           IMPAC Europe Public Limited Company

Registered office:              14 Dominion Street, London, EC2M 2RJ

Directors:                      Mark Sullivan, David Underwood,
                                Michael Gilligan, Richard Block

Secretary:                      David Underwood

Registered Number:              3487779

Accounting Reference Date:      31st December

Date of Incorporation:          2 January 1998

Authorised Share Capital:       (pound)80,000,000

Issued Share Capital:           (pound)50,000


                                 SCHEDULE:1(B)

                         Particulars of Bidco Holdings


Name:                           Levelprompt Limited

Registered office:              14 Dominion Street, London, EC2M 2RJ

Directors:                      Mark Sullivan, David Underwood,
                                Michael Gilligan, Richard Block

Secretary:                      David Underwood

Registered Number:              3577919

Accounting Reference Date:      31st December

Date of Incorporation:          9 June 1998

Authorised Share Capital:       (pound)1,000

Issued Share Capital:           (pound)2

                                 SCHEDULE :2(A)

                          Bidco Holdings Loan Schedule


1. IMPAC shall make available a loan in the sum of (pound)418,000 to Bidco Holdings on which Bidco may draw down in whole or in part on demand (the "Bidco Holdings Loan").

2. Bidco Holdings will pay interest on the Bidco Holdings Loan at such rate or rates of interest as IMPAC may from time to time specify to Bidco Holdings as representing the cost to IMPAC of funding the Bidco Holdings Loan using the proceeds of drawings under the Credit Agreement. Such interest shall be payable on such dates as IMPAC may from time to time specify.

3. The sums drawn down under the Bidco Holdings Loan shall become repayable on demand by IMPAC and, in the event if not demanded before such date, on the date which is 5 years after the date of this Agreement.

                                 SCHEDULE: 2(B)

                              Bidco Loan Schedule


1. IMPAC and Bidco Holdings shall make available in the proportion of 99:1 a loan in the sum of (pounds)41,800,000 on which Bidco may draw down in whole or in part on demand (the "Bidco Loan").

2. Bidco will pay interest on the Bidco Loan at such rate or rates of interest as IMPAC may from time to time specify to Bidco as representing the cost to IMPAC of funding the Bidco Loan using the proceeds of drawings under the Credit Agreement. Such interest shall be payable on such dates as IMPAC may from time to time specify.

3. The sums drawn down under the Bidco Loan shall become repayable on demand by IMPAC and, in the event if not demanded before such date, on the date which is 5 years after the date of this Agreement.